Exhibit 99.1
For Immediate Release
Local.com® Secures $12 Million Credit Facility
IRVINE, Calif., Aug. 4, 2011 — Local.com Corporation (NASDAQ: LOCM), a leading online local media company, today announced that the company has secured a $12 million revolving credit facility from Square 1 Bank.
The facility will primarily be used for expansion of the company via potential acquisitions, and to fund strategic growth initiatives.
The facility from Square 1 Bank is secured by the company’s assets.
In connection with the new Square 1 Bank facility, the company terminated its debt facility with Silicon Valley Bank.
About Local.com®
Local.com Corporation (NASDAQ:LOCM), a leading online local media company, enables brick-and-mortar businesses to connect with online customers using a variety of digital marketing products. The company reaches more than 20 million consumers each month on the flagship Local.com website, 1,400 regional media sites and more than 100,000 geo-category websites. The company distributes daily deals to hundreds of thousands of email subscribers in 14 markets via Spreebird, rich media ads via Rovion.com, and real-time product inventory information from more than 60,000 retailers nationwide via Krillion.com. To advertise, or for more information, visit: http://www.local.com/.
Forward Looking Statements
This press release contains forward looking statements that involve risks and uncertainties concerning Local.com Corporation’s expected financial performance, as well as Local.com’s strategic and operational plans. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, our advertising partners paying less RPC and revenues to us for our search results, our ability to adapt our business following the shifts in our monetization partners, our ability to monetize the Local.com domain, including at a profit, our ability to retain a monetization partner for the Local.com domain and other web properties under our management that allows us to operate profitably, our ability to develop, market and operate our local-search technologies, our ability to market the Local.com domain as a destination for consumers seeking local-search results, our ability to grow our business by enhancing our local-search services, including through businesses we acquire, the future performance of our OCTANE360 business, the integration and future performance of our social buying business, our Krillion business and our Rovion business, as well as any other businesses we may acquire, including our newly acquired Screamin Daily Deals business, our ability to successfully expand our Spreebird business into new markets, including through acquisitions, such as the Screamin Daily Deals acquisition, the possibility that the information and estimates used to predict anticipated revenues and expenses associated with the businesses we acquire are not accurate, difficulties executing integration strategies or achieving planned synergies, the possibility that integration costs and go-forward costs associated with the businesses we acquire will be higher than anticipated, our ability to successfully expand our sales channels for new and existing products and services, our ability to increase the number of businesses that purchase our advertising products, our ability to expand our advertiser and distribution networks, our ability to integrate and effectively utilize our acquisitions’ technologies, our ability to develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Unless otherwise stated, all site traffic and usage statistics are from third-party service providers engaged by the company.
Our most recent Annual Report on Form 10-K/A, subsequent Quarterly Reports on Form 10-Q and Form 10-Q/A, recent Current Reports on Form 8-K and Form 8-K/A, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
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Investor Relations Contact:
Brinlea C. Johnson
The Blueshirt Group
212-331-8424
brinlea@blueshirtgroup.com
Media Relations Contact:
Cameron Triebwasser
Local.com
949-789-5223
ctriebwasser@local.com